Exhibit 10.45

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “LAWS”). THE NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

THIS NOTE IS SUBJECT TO A SECURITY AND SUBORDINATION AGREEMENT DATED AS OF DECEMBER 31, 2010 AMONG BIO-KEY INTERNATIONAL, INC., THE SHAAR FUND, LTD., THOMAS COLATOSTI AND THE SHAAR FUND, LTD., AS AGENT FOR THE BENEFIT OF THE SHAAR FUND, LTD. AND ANY OTHER HOLDERS FROM TIME TO TIME OF THE SENIOR DEBT, AS DEFINED THEREIN, PURSUANT TO WHICH SECURITY AND SUBORDINATION AGREEMENT THIS NOTE HAS BEEN SUBORDINATED TO THE SENIOR DEBT.  BY ITS ACCEPTANCE OF THIS NOTE, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SECURITY AND SUBORDINATION AGREEMENT TO THE SAME EXTENT AS IF ORIGINALLY NAMED A SUBORDINATED HOLDER UNDER (AND AS DEFINED IN) SUCH SECURITY AND SUBORDINATION AGREEMENT.

DATE: December 31, 2010	U.S. $350,804

BIO-KEY INTERNATIONAL, INC.

SEVEN PERCENT (7%) SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, BIO-KEY INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, U.S.A. (the “Company”), promises to pay to the order of THOMAS J. COLATOSTI, the registered holder hereof and his successors and assigns (the “Holder”), Three Hundred Fifty Thousand Eight Hundred Four Dollars ($350,804) on December 31, 2012 (the “Final Maturity Date”), together with interest from the date hereof on the principal sum from time to time outstanding at the rate provided for below.

The outstanding principal amount of this Seven Percent (7%) Secured Promissory Note (this “Note”) shall bear interest at a rate per annum equal to seven percent (7%).  Interest shall be (a) calculated on the basis of a 360 day year and (b) payable, in arrears, on the Final Maturity Date.  Accrual of interest on the outstanding principal amount, payable in cash, shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount of this Note has been made or duly provided for.  The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration of the Note (the “Note Register”).

The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and any and all accrued and unpaid interest due upon this Note on the Final Maturity Date to the record Holder of this Note as of the fifth (5th) business day prior to the Final Maturity Date and addressed to such Holder at the last address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.             Note Exchangeable.  The Note is exchangeable at any time for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same without the Company’s written consent.  No service charge will be made for such registration or transfer or exchange.

2.             Withholding.  The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

3.             Transfer/Exchange of Note; Legend.

(a)           This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not his Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  If presentment for transfer is made, the parties agree hereunder to execute any and all documents necessary to effectuate said transfer within thirty (30) days of presentment.

(b)           The Holder understands and acknowledges by its acceptance hereof that (i) except as provided herein, this Note has not been and is not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other regulation and/or exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) thereunder; and (iii) neither the Company nor any other person is under any obligation, other than as provided herein to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

4.             Prepayment by the Company.  The Company shall have the right (but not the obligation), upon at least ten (10) days’ prior written notice to the Holder, to prepay all or any portion of this Note, in whole or in part, without premium or penalty, provided the Company is not then in violation of any of its obligations under this Note.

5.             Default.  If one or more of the following described “Events of Default” shall occur:

(a)           The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of seven (7) days after written notice from the Holder of such failure; or

(b)           The Company shall either:  (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or

(c)           A Change of Control shall occur; or

(d)           A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company’s consent and such appointment is not discharged within sixty (60) days after such appointment; or

(e)           Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

(f)            After the date of this Note, any money judgment, writ or note of attachment, or similar process in excess of One Hundred Thousand Dollars ($100,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(g)           The Company shall default in the payment of any other outstanding indebtedness incurred or guaranteed by the Company beyond any period of notice and opportunity to cure, or the payment of such indebtedness shall be accelerated by the holder thereof; or

(h)           Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default) at the option of the Holder and in the Holder’s sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or other instrument contained to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law or equity.  In addition, if this Note is not paid when due, the Company shall pay interest on overdue principal and (to the fullest extent permitted by applicable law) on overdue interest at the rate of twelve (12%) percent per annum.

As used herein, “Change of Control” means (i) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (A) in which the Company is a constituent corporation, (B) in which a person, firm or other entity (“Person”) or “group” (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 50% of the outstanding voting securities of the Company, or (C) in which the Company issues securities representing more than 50% of the outstanding securities of any class of voting securities of the Company or (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of any assets that constitute more than 50% of the assets of the Company on a consolidated basis.

6.             Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

7.             Obligations of the Company herein are Unconditional.  No provision of this Note shall alter or impair the obligation of the Company, which obligation is absolute and unconditional, to repay the principal amount of this Note at the time, place, rate, and in the coin or currency hereinabove stated.  This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company.  This Note ranks at least equally with all other Notes now or hereafter issued under the terms set forth herein.

8.             Note Holder Not Deemed a Stockholder.  No Holder, as such, of this Note shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.

9.             Restrictive Covenant.  Until the principal amount of this Note and all accrued and unpaid interest thereon is paid in full as provided herein, the Company will not issue any loan or debt secured by any assets of the Company, except pursuant to the Security Agreement, as defined below.

10.           Security.  The obligations represented by this Note are secured by Collateral (as defined in the Security Agreement) pursuant to a Security and Subordination Agreement dated as of the date hereof by and among the Company, the Noteholders, as defined therein, and The Shaar Fund, Ltd., as collateral agent for the Noteholders, in substantially the form attached as Exhibit A hereto (the “Security Agreement”).  This Note is subordinated in right of payment to the Seven Percent (7%) Secured Promissory Note of even date herewith issued in favor of The Shaar Fund, Ltd., pursuant to the terms, provisions and conditions of the subordination set forth in the Security Agreement.

11.           No Limitation on Corporate Action.  No provisions of this Note and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

12.           Waiver of Demand, Presentment, Etc.  The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

13.           Failure or Delay Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

14.           Attorney’s Fees.  The Company agrees to pay all costs and expenses, including without limitation reasonable attorney’s fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder’s conversion rights as described herein.

15.           Access to Books and Records.  The Holder will have the right to inspect and audit the Company’s original books, records, and documents at any time and from time to time, during normal business hours, upon reasonable notice to the Company.

16.           Enforceability.  In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

17.           Governing Law.  This Note shall be governed by and construed in accordance with the laws of the state of New York without giving effect to applicable principles of conflict of law. Each of the parties submits to the exclusive jurisdiction of the state and federal courts of New York County, New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Note.

18.           Assignment.  This Note shall not be assigned by the Company without the prior written consent of the Holder.  This Note shall bind the Company and its successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns.

19.           Amendment Provision. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

20.           Entire Agreement.  This Note and constitutes the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof.

21.           Notices.  All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:  (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the following addresses or to such other e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 19:

If to the Borrower, to:	BIO-key International, Inc.
3349 Highway 138
Building D, Suite B
Wall, NJ 07719
Attn: Chief Executive Officer
Facsimile: (732) 359-1101

with a copy (which shall not constitute notice) to:	Choate, Hall & Stewart LLP
Two International Place
Boston, MA 02110
Attention: Charles J. Johnson, Esq.
Facsimile: (617) 248-4000

If to the Holder, to:	Thomas J. Colatosti
Chairman & CEO
American Security Ventures
P.O. Box 3
Lexington, MA 02420

22.           Waiver of Jury Trial.   THE COMPANY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OFACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT,  DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, all as of the date first hereinabove written.

BIO-KEY INTERNATIONAL, INC

By:
Name:
Title:

[Signature Page to Colatosti Secured Promissory Note]

Exhibit A

Form of Security Agreement

See attached.